                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1997 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1997-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1997 to November 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1997.


                                    GREEN TREE FINANCIAL CORP.


                                    BY: /s/ Phyllis A. Knight
                                        --------------------------
                                        Phyllis A. Knight
                                        Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1997 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1997-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1997.


                              GREEN TREE FINANCIAL CORP.


                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6
                                          TD4 TE2
                                 Trust Account:  3335560-0

     CLASS HI: A CERTIFICATES
     ------------------------

1.   (a) Sub-Pool HI Amount Available
         (including Monthly Servicing Fee)                   $2,265,996.80

     (b) Class HI: M-1 Interest Deficiency Amount
         (if any), Class HI: M-2 Interest Deficiency
         Amount (if any) and Class HI: B-1 Interest
         Deficiency Amount (if any) withdrawn for prior
         Payment Date                                                  .00

     (c) Sub-Pool HI Amount Available after giving effect to
         withdrawal of any Class HI: M-1 Interest Deficiency
         Amount, Class HI: M-2 Interest Deficiency Amount and
         Class HI: B-1 Interest Deficiency Amount for prior
         Payment Date                                         2,265,996.80


2. Aggregate Interest

     (a)  Class HI: A-1 Pass-through Rate       6.30%
     (b)  Class HI: A-1 Interest                                 81,516.54
     (c)  Class HI: A-2 Pass-through Rate       6.75%
     (d)  Class HI: A-2 Interest                                101,250.00
     (e)  Class HI: A-3 Pass-through Rate       7.05%
     (f)  Class HI: A-3 Interest                                123,480.75

3. Amount applied to Unpaid Class HI: A Interest Shortfall             .00

4. Remaining Unpaid Class HI: A Interest Shortfall                     .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 2

                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6
                                          TD4 TE2
                                 Trust Account:  3335560-0

     PRINCIPAL

5. Sub-Pool HI: Class A Formula Principal Distribution Amount:

     (a)  Scheduled Principal             204,299.89
     (b)  Principal Prepayments         1,379,813.12
     (c)  Liquidated Contracts            100,141.14
     (d)  Repurchases                            .00
     (e)  Previously undistributed
     (f)  Principal Amounts                      .00

               Total Principal                                1,684,254.15

6. Pool Scheduled Principal Balance of Sub-Pool HI           69,915,934.94

7. Sub-Pool HI Senior Percentage for such Payment Date                 100%

8. Class HI: A Principal Distribution:

     (a)   Class HI: A-1                                      1,684,254.15
     (b)   Class HI: A-2                                               .00
     (c)   Class HI: A-3                                               .00

9. Class HI: A Principal Balance:

     (a)   Class HI: A-1 Principal Balance                   13,842,704.94
     (b)   Class HI: A-2 Principal Balance                   18,000,000.00
     (c)   Class HI: A-3 Principal Balance                   21,018,000.00

   CLASS HI: M-1 CERTIFICATES
   --------------------------

10.  Sub-Pool HI Amount Available less the Class HI:
     A Distribution Amount (including Monthly
     Servicing Fee)                                             275,495.36

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 3

                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6
                                          TD4 TE2
                                 Trust Account:  3335560-0


     INTEREST

11.  Current Interest
       (a) Class HI: M-1 Pass-through Rate      7.47%
       (b) Class HI: M-1 Interest                                42,460.73

12.  Amount applied to Unpaid Class HI: M-1 Interest Shortfall         .00

13.  Amount applied to Class HI: M-1 Interest Deficiency Amount        .00

14.  Remaining unpaid Class HI: M-1 Interest Deficiency Amount         .00

15.  Remaining Unpaid Class HI: M-1 Interest Shortfall                 .00

     PRINCIPAL

16.  Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

        (a)  Scheduled Principal                 .00
        (b)  Principal Repayments                .00
        (c)  Liquidated Contracts                .00
        (d)  Repurchases                         .00
        (e)  Previously undistributed
             Principal Amounts                   .00

                  Total Principal                                      .00

17.  Pool Scheduled Principal Balance of Sub-Pool HI         69,915,934.94

18.  Sub-Pool HI Senior Percentage for such Payment Date               100%

19.  Class HI: M-1 Principal Balance                                   .00

20. Class HI: M-1 Principal Balance                           6,821,000.00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 4


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6
                                          TD4 TE2
                                 Trust Account:  3335560-0


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount           .00

22.  Class HI: M-1 Liquidation Loss Principal Amount                   .00

23.  Interest at Class HI: M-1 Pass-Through Rate on:

        (a) Class HI: M-1 Liquidation Loss Principal Amount            .00
        (b) Unpaid Class HI: M-1 Liquidation Loss Interest
            Shortfall                                                  .00

24.  Amount applied to such interest                                   .00

25.  Liquidation Loss interest remaining unpaid                        .00

     CLASS HI: M-2 CERTIFICATES
     --------------------------

26.  Sub-Pool HI Amount Available less the Class HI:
     A Distribution  Amount and Class HI: M-1 Distribution
     Amount (including Monthly Servicing Fee)                   233,034.63

     INTEREST

27.  Current Interest

       (a)  Class HI: M-2 Pass-Through Rate     7.76%
       (b)  Class HI: M-2 Interest                               27,573.87

28.  Amount applied to Unpaid Class HI: M-2 Interest Shortfall         .00

29.  Amount applied to Class HI: M-2 Interest Deficiency Amount        .00

30.  Remaining unpaid Class HI: M-2 Interest Deficiency Amount         .00

31.  Remaining unpaid Class HI: M-2 Interest Shortfall                 .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 5


                                 Distribution Date:12/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6
                                          TD4 TE2
                                 Trust Account:  3335560-0

     PRINCIPAL

32.  Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
        (a)  Scheduled Principal                .00
        (b)  Principal Prepayments              .00
        (c)  Liquidated Contracts               .00
        (d)  Repurchases                        .00
        (e)  Previously undistributed
             Principal Amounts                  .00

                            Total Principal                            .00

33.  Pool Schedule Principal of Sub-Pool HI                  69,915,934.94

34.  Sub-Pool HI Senior Percentage for such Payment Date               100%

35.  Class HI: M-2 Principal Distribution                              .00

36.  Class HI: M-2 Principal Balance                          4,264,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount           .00

38.  Class HI: M-2 Liquidatin Loss Principal Amount                    .00

39.  Interest at Class HI: M-2 Pass-Through Rate on:

        (a)  Class HI: M-2 Liquidation Loss Principal Amount           .00
        (b)  Unpaid Class HI: M-2 Liquidation Loss
             Interest Shortfall                                        .00

40.  Amount applied to such interest                                   .00

41.  Liquidation Loss interest remaining unpaid                        .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 6

                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6
                                          TD4 TE2
                                 Trust Account:  3334953-0

     CLASS HI: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in April
     2000)

42.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

       (a) Sixty-Day Delinquency Ratio for current
           Payment Date                                                .96%

       (b) Average Sixty-Day Delinquency Ratio Test
           (arithmetic average of ratios for this month
           and two preceding months; may not exceed 2.5%)              .84%

43.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

       (a) Thirty-Day Delinquency Ratio for current
           Payment Date                                                .53%

       (b) Average Thirty-Day delinquency Ratio Test
           (arithmetic average of ratios for this month
           and two preceding months; may not exceed 5%)                .57%

44.  Sub-Pool HI Cumulative Realized Losses Test

       (a) Cumulative Realized Losses for current
           Payment Date (as a percentage of Cut-off Date
           Pool Principal Balance: may not exceed 9%)                  .27%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 7


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                 Trust Account:  3335560-0


45.  Sub-Pool HI Current Realized Losses Test

        (a) Current Realized Losses for current
            Payment Date                                         98,843.43

        (b) Current Realized Loss Ratio (total Realized Losses
            for most recent three months, multiplied By 4, divided
            by arithmetic average of Pool Scheduled Principal
            Balances for third preceding Remittance and for current
            Remittance Date; may not exceed 2.5%)                     1.06%

46.  Class HI: B Principal Balance Test

        (a) Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
            Principal Balance for prior Payment Date (must equal or
            exceed 14.0%)                                             8.34%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

47.  Sub-Pool HI Amount Available less the Class HI: A Distribution
     Amount and Class HI: M Distribution Amount (including Monthly
     Servicing Fee)                                             205,460.76

     INTEREST

48.  Class HI: B-1 Pass-Through Rate            7.58%

49.  Current Interest                                            25,588.82

50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall         .00

51.  Amount applied to Class HI: B-1 Interest Deficiency Amount        .00

52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount         .00

53.  Remaining Unpaid Class HI: B-1 Interest Shortfall                 .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 8


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                 Trust Account:  3335560-0

     PRINCIPAL

54.  Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
          (a)  Scheduled Principal               .00
          (b)  Principal Prepayments             .00
          (c)  Liquidated Contracts              .00
          (d)  Repurchases                       .00
          (e)  Previously undistributed
               Principal Amounts                 .00

                         Total Principal                               .00

55.  Pool Scheduled Principal of Sub-Pool HI                 69,915,934.94

56.  Class HI: B Percentage for such Payment Date                        0%

57.  Class HI: B Percentage of Formula Principal
     Distribution Amount                                               .00

58.  Class HI: B Principal Balance                            5,970,230.00

59.  Class HI: B-1 Principal Balance                          4,051,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount           .00

61.  Class HI: B-1 Liquidation Loss Principal Amount                   .00

62.  Interest at Class HI: B-1 Pass-Through Rate on:

          (a)  Class HI: B-1 Liquidation Loss Principal Amount         .00
          (b)  Unpaid Class HI: B-1 Liquidation Loss
               Interest Shortfall                                      .00

63.  Amount applied to such interest                                   .00

64.  Liquidation Loss interest remaining unpaid                        .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 9


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                 Trust Account:  3335560-0


     CLASS HI: B-2 CERTIFICATES

65.  Remaining Sub-Pool HI Amount Available                     179,871.94

     INTEREST

66.  Class HI: B-2 Pass-Through Rate            7.90%

67.  Current Interest                                            12,634.93

68.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall         .00

69.  Remaining Unpaid Class HI: B-2 Interest Shortfall                 .00

     PRINCIPAL

70.  Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

        (a)  Scheduled Principal                 .00
        (b)  Principal Prepayments               .00
        (c)  Liquidated Contracts                .00
        (d)  Repurchases                         .00
        (e)  Previously undistributed
             Principal Amounts                   .00

                       Total Principal                                 .00

71.  Pool Scheduled Principal Balance of Sub-Pool HI         69,915,934.94

72.  Class HI: B Percentage for such Payment Date                        0%

73.  Class HI: B Percentage of Formula Principal Distribution
     Amount                                                            .00

74.  Current Principal (Class HI: B Percentage of Formula
     Principal Distribution Amount less Class HI: B-1
     Principal Balance)                                                .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 10


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                 Trust Account:  3335560-0


75.  Class HI: B-2 Liquidation Loss Principal Amount                   .00

76.  Class HI: B-2 Guaranty Payment                                    .00

77.  Class HI: B-2 Class HI:Principal Balance                 1,919,230.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount           .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                   .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

          (a)  Class HI: B-2 Liquidation Loss Principal Amount         .00
          (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
               Shortfall                                               .00

81.  Amount applied to such interest                                   .00

82.  Liquidation Loss interest remaining unpaid                        .00

     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HI Pool Factors

          (a)  Class HI: A-1 Pool Factor                         .47406524
          (b)  Class HI: A-2 Pool Factor                        1.00000000
          (c)  Class HI: A-3 Pool Factor                        1.00000000
          (d)  Class HI: M-1 Pool Factor                        1.00000000
          (e)  Class HI: M-2 Pool Factor                        1.00000000
          (f)  Class HI: B-1 Pool Factor                        1.00000000
          (g)  Class HI: B-2 Pool Factor                        1.00000000

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 11



                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 SY9 SZ6 TA0 TB8 TC6 TD4 TE2
                                 Trust Account:  3335560-0

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 days                370,302.06    27
     (b)  60-89 days                154,786.10     9
     (c)  90 or more days           291,995.42    13

85.  Principal Balance of Defaulted Contracts                   227,522.63

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                           8             98,843.43

87.  Number of Loans Remaining                                    4,149

88.  Number and Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA claim was submitted
     because FHA insurance was unavailable        17            226,418.76

89.  FHA Insurance reserve amount                            85,740,492.10

90.  Amount received from FHA Insurance                                .00


Please contact the Bondholder Relations Department of First Trust National Association at (612) 973-6700 with any questions regarding this Statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 12


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0

     CLASS HE: A CERTIFICATES
     ------------------------

1.   (a)  Sub-Pool HE Amount Available (including
          Monthly Servicing Fee)                             15,679,548.88

     (b)  Class HE: M-1 Interest Deficiency Amount
          (if any), Class HE: M-2 Interest Deficiency
          Amount (if any) and Class HE: B-1 Interest
          Deficiency Amount (if any) withdrawn for
          Payment Date                                                 .00

     (c) Sub-Pool HE Amount Available after giving effect
         to withdrawal of any, Class HE: M-1 Interest
         Deficiency Amount, Class HE: M-2 Interest Deficiency
         Amount and Class HE: B-1 Interest Deficiency Amount
         for prior Payment Date                              15,679,548.88

     INTEREST

2.   Aggregate Interest

     (a)  Class HE: A-1ARM Pass-Through Rate     5.87750%
     (b)  Class HE: A-1 Interest                                242,407.59
     (c)  Class HE: A-1 Pass-Through Rate           5.99%
     (d)  Class HE: A-1 Interest                                       .00
     (e)  Class HE: A-2 Pass-Through Rate           6.32%
     (f)  Class HE: A-2 Interest                                147,345.11
     (g)  Class HE: A-3 Pass-Through Rate           6.62%
     (h)  Class HE: A-3 Interest                                521,325.00
     (i)  Class HE: A-4 Pass-Through Rate           6.85%
     (j)  Class HE: A-4 Interest                                142,708.33
     (k)  Class HE: A-5 Pass-Through Rate           7.21%
     (l)  Class HE: A-5 Interest                                375,653.02
     (m)  Class HE: A-6 Pass-Through Rate           7.16%
     (n)  Class HE: A-6 Interest                                304,300.00

3.   Amount applied to Unpaid Class HE: A Interest Shortfall           .00

4.   Remaining Unpaid Class HE: A Interest Shortfall                   .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 13

                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0

     PRINCIPAL

5.  Class HE: A-1ARM Formula Principal Distribution Amount:
    (Lesser Of Class HE: A-1 ARM Principal Balance or sum of (a)-(f))

          (a)  Scheduled Principal         18,109.17
          (b)  Principal Prepayments    3,479,123.59
          (c)  Liquidated Contracts              .00
          (d)  Repurchases                       .00
          (e)  Clause(v)of defination            .00

                         Total Principal                      3,497,232.76

6.  Sub-Pool HE: Class A Formula Principal Distribution Amount:

          (a)  Scheduled Principal        338,122.33
          (b)  Principal Prepayments    7,971,485.75
          (c)  Liquidated Contracts       307,015.82
          (d)  Repurchases                       .00
          (e)  Previously undistributed
               Principal amount                  .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount     .00

                         Total Principal                      8,616,623.90

7.  Pool Scheduled Principal Balance of Sub-Pool HE         362,689,191.06
    (a) Fixed Rate Home Equity Contracts                    313,159,303.16
    (b) Adjustable Rate Home Equity Contracts                49,529,887.90

8.  Sub-Pool HE Senior Percentage for such Payment Date                100%

9.  Class HE: A-6 Lockout Percentage for such Payment Date             100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 14


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0

10.  Class HE: A Principal Distribution:

     (a)  Class HE: A-1ARM                                    3,497,232.76
     (b)  Class HE: A-6 Lockout Remittance Amount                      .00

     (c)  Balance of Sub-Pool HE Senior Percentage of Sub-
          Pool HE Formula Principal Distribution Amount:

          (i)   Class HE: A-1                                          .00
          (ii)  Class HE: A-2                                 8,616,623.90
          (iii) Class HE: A-3                                          .00
          (iv)  Class HE: A-4                                          .00
          (v)   Class HE: A-5                                          .00
          (vi)  Class HE: A-6                                          .00

11.  Class HE: A Principal Balance:

          (a)   Class HE: A-1ARM Principal Balance           49,529,887.90
          (b)   Class HE: A-1 Principal Balance                        .00
          (c)   Class HE: A-2 Principal Balance              19,360,295.16
          (d)   Class HE: A-3 Principal Balance              94,500,000.00
          (e)   Class HE: A-4 Principal Balance              25,000,000.00
          (f)   Class HE: A-5 Principal Balance              62,522,000.00
          (g)   Class HE: A-6 Principal Balance              51,000,000.00

     CLASS HE: M-1 CERTIFICATES
     --------------------------

12.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount (including Monthly Servicing Fee)  1,831,953.17

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 15

                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0

     INTEREST on Class HE: M-1 Principal Balance less Call HE: M-1 Liquidation Loss Principal Amount


13.  Current Interest
       (a)  Class HE: M-1 Pass-Through Rate     7.71%
       (b)  Class HE: M-1 Interest                              153,409.73

14.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall         .00

15.  Amount applied to Class HE: M-1 Interest Deficiency Amount        .00

16.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount         .00

17.  Remaining unpaid Class HE: M-1 Interest Shortfall                 .00

     PRINCIPAL

18.  Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

         (a)  Scheduled Principal                .00
         (b)  Principal Prepayments              .00
         (c)  Liquidated Contracts               .00
         (d)  Repurchases                        .00
         (e)  Previously undistributed
              Principal Amounts                  .00

                         Total Principal                               .00


19.  Pool Scheduled Principal Balance of Sub-Pool HE        313,159,303.16
     Scheduled Principal Balance of Adjustable Rate
     Contracts                                               49,529,887.90

20.  Sub-Pool HE Senior Percentage for such Payment Date               100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 16


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0

21.  Class HE: M-1 Principal Distribution                              .00

22.  Class HE: M-1 Principal Balance                         23,877,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

23.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount           .00

24.  Class HE: M-1 Liquidation Loss Principal Amount                   .00

25.  Interest at Class HE: M-1 Pass-Through Rate on:

          (a)  Class HE: M-1 Liquidation Loss
               Principal Amount                                        .00

          (b)  Unpaid Class HE: M-1 Liquidation Loss
               Interest Shortfall                                      .00

26.  Amount applied to such interest                                   .00

27.  Liquidation Loss interest remaining unpaid                        .00

     CLASS HE: M-2 CERTIFICATES
     --------------------------

28.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                 1,678,543.44

     INTEREST on Class HE: M-2 Principal Balance less Class HE:
     M-2 Liquidation Loss Principal Amount

29.  Current Interest

          (a)  Class HE: M-2 Pass-Through Rate  7.90%
          (b)  Class HE: M-2 Interest                           100,027.17

30.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall         .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 17


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0

31.  Amount applied to Class HE: M-2 Interest Deficiency Amount        .00

32.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount         .00

33.  Remaining unpaid Class HE: M-2 Interest Shortfall                 .00

     PRINCIPAL

34.  Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal              .00
          (b)  Principal Prepayments            .00
          (c)  Liquidated Contracts             .00
          (d)  Repurchases                      .00
          (e)  Previously undistributed
               Principal Amounts                .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount    .00

                         Total Principal                               .00

35.  Pool Scheduled Principal of Sub-Pool HE                313,159,303.16
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                          49,529,887.90

36.  Sub-Pool HE Senior Percentage for such Payment Date               100%

37.  Class HE: M-2 Principal Distribution                              .00

38.  Class HE: M-2 Principal Balance                         15,194,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

39.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount           .00

40.  Class HE: M-2 Liquidation Loss Principal Amount                   .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 18


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0

41.  Interest at Class HE: M-2 Pass-Through Rate on:

          (a)  Class HE: M-2 Liquidation Loss Principal Amount         .00
          (b)  Unpaid Class HE: M-2 Liquidation Loss Interest
               Shortfall                                               .00

42.  Amount applied to such interest                                   .00

43.  Liquidation Loss interest remaining unpaid                        .00

     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

44.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Payment Date         2.35%

     (b) Average Sixty-Day Delinquency Ratio Test (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 2.5%)                                 1.71%

45.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Payment Date        2.86%

     (b) Average Thirty-Day Delinquency Ratio Test (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5%)                                   2.56%

46.  Sub-Pool HE Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for current Payment Date
         (as a percentage of Cut-Off Date Pool Principal
         Balance; may not exceed 9%)                                   .12%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 19


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0

47.  Sub-Pool HE Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date      215,592.48

     (b) Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances
         for third preceding Remittance and for current Remittance
         Date; may not exceed 2%)                                      .51%

48.  Class HE: B Principal Test

     (a) Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
         Balance for prior Payment Date (must equal or exceed 10%)    5.79%

     CLASS HE:B-1 CERTIFICATES
     -------------------------

49.  Sub-Pool HE Amount Available less the Class HE: A Distribution
     Amount and Class HE: M Distribution Amount (including Monthly
     Servicing Fee)                                           1,578,516.27

     INTEREST

50.  Class HE: B-1 Pass-Through Rate               7.87%

51.  Current Interest                                            99,647.32

52.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall         .00

53.  Amount applied to Class HE: B-1 Interest Deficiency Amount        .00

54.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount         .00

55.  Remaining Unpaid Class HE: B-1 Interest Shortfall                 .00

     PRINCIPAL

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 20

                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0

56.  Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal               .00
          (b)  Principal Prepayments             .00
          (c)  Liquidated Contracts              .00
          (d)  Repurchases                       .00
          (e)  Previously undistributed
               Principal Amounts                 .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount     .00

                    Total Principal                                    .00

57.  Pool Scheduled Principal of Sub-Pool HE                313,159,303.16
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                          49,529,887.90

58.  Class HE: B Percentage for such Payment Date                        0%

59.  Class HE: B Percentage of Formula Principal
     Distribution Amount                                                 0%

60.  Class HE: B Principal Balance                           21,706,008.00

61.  Class HE: B-1 Principal Balance                         15,194,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

62.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount           .00

63.  Class HE: B-1 Liquidation Loss Principal Amount                   .00

64.  Interest at Class HE: B-1 Pass-Through Rate on:

     (a)  Class HE: B-1 Liquidation Loss Principal Amount              .00
     (b)  Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall     .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 21


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0


65.  Amount applied to such interest                                   .00

66.  Liquidation Loss interest remaining unpaid                        .00

     CLASS HE: B-2 CERTIFICATES

67.  Remaining Sub-Pool HE Amount Available                   1,478,868.95

     INTEREST

68.  Class HE: B-2 Pass-Through Rate            8.08%

69.  Current Interest                                            43,847.52

70.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall         .00

71.  Remaining Unpaid Class HE: B-2 Interest Shortfall                 .00

     PRINCIPAL

72.  Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal               .00
          (b)  Principal Prepayments             .00
          (c)  Liquidated Contracts              .00
          (d)  Repurchases                       .00
          (e)  Previously undistributed
               Principal Amounts                 .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount     .00

                    Total Principal                                    .00

73.  Pool Scheduled Principal Balance of Sub-Pool HE        362,689,191.06

74.  Class HE: B Percentage for such Payment Date                        0%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 22


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0

75.  Class HE: B Percentage of Formula Principal Distribution Amount   .00%

76.  Current Principal (Class HE: B Percentage of Formula Principal
     Distribution Amount less Class HE: B-1 Principal Balance)         .00

77.  Class HE: B-2 Liquidation Loss Principal Amount                   .00

78.  Class HE: B-2 Guaranty Payment                                    .00

79.  Class HE: B-2 Principal Balance                         6,512,00 8.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

80.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount           .00

81.  Class HE: B-2 Liquidation Loss Principal Amount                   .00

82.  Interest at Class HE: B-2 Pass-Through Rate on:

     (a)  Class HE: B-2 Liquidation Loss Principal Amount              .00
     (b)  Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall     .00

83.  Amount applied to such interest                                   .00

84.  Liquidation Loss interest remaining unpaid                        .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 23


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0

     CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
     ------------------------------------------------------

85.  Sub-Pool HE Pool Factors

          (a) Class HE: A-1ARM Pool Factor                       .70937366
          (b) Class HE: A-1 Pool Factor                          .00000000
          (c) Class HE: A-2 Pool Factor                          .66759638
          (d) Class HE: A-3 Pool Factor                         1.00000000
          (e) Class HE: A-4 Pool Factor                         1.00000000
          (f) Class HE: A-5 Pool Factor                         1.00000000
          (g) Class HE: A-6 Pool Factor                         1.00000000
          (h) Class HE: M-1 Pool Factor                         1.00000000
          (i) Class HE: M-2 Pool Factor                         1.00000000
          (j) Class HE: B-1 Pool Factor                         1.00000000
          (k) Class HE: B-2 Pool Factor                         1.00000000

86. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     Total HE
     (a)    31-59 days            9,221,553.05  205
     (b)    60-89 days            1,672,857.75   40
     (c)    90 or more days       1,184,124.95   23

     Adjustable Rate
     (a)    31-59 days            1,155,435.84   11
     (b)    60-89 days              118,994.00    1
     (c)    90 or more days                .00    0

87.  Principal Balance of Defaulted Contracts

     Total HE Fixed Contracts                                 5,015,726.16
     Ajustable Rate Contracts                                   514,354.96

88.  Number of Liquidated Contracts and
     Net Liquidated Loss

     Total HE Contracts                           9             215,592.48
     Adjustable Rate Contracts                    0                    .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-A
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 24

                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335560-0

89.  Number of Loans Remaining

     Total HE Contracts                       6,420
     Adjustable Rate Contracts                  425

90.  Number of Principal Balance of Contracts with FHA Claims finaly rejected, or no FHA claim was submitted because
     FHA Insurance was unavailable               23           1,055,665.95

91.  FHA Insurance reserve amount                            85,740,492.10

92.  Amount received from FHA Insurance                                .00

     CLASS HE: C CERTIFICATES
     ------------------------

93.  Monthly Servicing Fee                                      279,002.02

94.  Guarantee Fee                                            1,116,008.09

95.  Class C Residual Payment                                   207,248.32

Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.